UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 31, 2006
INTELLIGENT SYSTEMS CORPORATION
(Exact name of Registrant as specified in its charter)

Georgia	1-9330	58-1964787
(State or other jurisdiction	Commission file number	(I.R.S. Employer Identification No.)
of incorporation or organization)

4355 Shackleford Road, Norcross, Georgia	30093

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (770) 381-2900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-2.1 INTEREST PURCHASE AND TRANSFER AGREEMENT
EX-2.2 PROMISSORY NOTE OF HORIZON SOFTWARE HOLDINGS, INC.
EX-2.3 SECURITY AGREEMENT AND ASSIGNMENT INTEREST IN LIMITED LIABILITY COMPANY
EX-2.4 FORM OF GUARANTY OF PAYMENT
EX-99.1 PRESS RELEASE DATED 9-6-06

Item 2.01. Completion of Acquisition or Disposition of Assets.
On August 31, 2006, Intelligent Systems Corporation (the “Company”) completed the sale of its minority ownership position in Horizon Software, LLC (“Horizon”), a privately held software company based in Loganville, Georgia. The Company sold 4,137,579 Series A Preferred Shares of Horizon, representing its entire holdings in Horizon, to Horizon Software Holdings, Inc., an entity comprised of the founder and officers of Horizon (the “Buyer”) for a purchase price of $5,600,000. Simultaneously, the Company also sold its interest in an affiliate company of Horizon for $100,000. At the closing of the transactions, the Company received an aggregate of $2,875,000 in cash and a promissory note of Buyer in the principal amount of $2,875,000.
The promissory note of Buyer bears interest at the prime rate plus 1.5% and principal and interest are due on January 31, 2007, subject to certain conditions for accelerating or extending the maturity date. The promissory note is secured by the individual guarantees of the shareholders of Buyer and the assignment to the Company of 5,818,232 Common Shares of Horizon owned by Buyer.
The Company has held its ownership interest in Horizon since June 2002 and during that time, J. Leland Strange, the CEO and Chairman of the Company, has been a member of the Board of Managers of Horizon as representative of the Company in accordance with the terms of the Company’s original investment. The terms of the sale of the Horizon stock were negotiated on an arm’s length basis.
The Company will furnish pro forma financial information related to the transaction in an amendment to this Form 8-K within 71 calendar days of the date of this Form 8-K.
Item 7.01. Regulation FD Disclosure.
On September 6, 2006, Intelligent Systems Corporation issued a press release disclosing the sale of the Horizon asset. A copy of the September 6, 2006 press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

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Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit 2.1	Interest Purchase and Transfer Agreement by and between Horizon Software Holdings, Inc. and Intelligent Systems Corporation dated August 31, 2006.

Exhibit 2.2	Promissory Note of Horizon Software Holdings, Inc. dated August 31, 2006.

Exhibit 2.3	Security Agreement and Assignment of Interest in Limited Liability Company by and between Horizon Software Holdings, Inc. and Intelligent Systems Corporation dated August 31, 2006.

Exhibit 2.4	Form of Guaranty of Payment of shareholders of Buyer dated August 31, 2006

Exhibit 99.1	Press Release issued by Intelligent Systems Corporation dated September 6, 2006.
The Company will furnish pro forma financial information related to the transaction in an amendment to this Form 8-K within 71 calendar days of the date of this Form 8-K.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2006		INTELLIGENT SYSTEMS CORPORATION
(Registrant)

	By:	/s/ Bonnie L. Herron

Bonnie L. Herron
Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
2.1	Interest Purchase and Transfer Agreement by and between Horizon Software Holdings, Inc. and Intelligent Systems Corporation dated August 31, 2006.

2.2	Promissory Note of Horizon Software Holdings, Inc. dated August 31, 2006.

2.3	Security Agreement and Assignment of Interest in Limited Liability Company by and between Horizon Software Holdings, Inc. and Intelligent Systems Corporation dated August 31, 2006.

2.4	Form of Guaranty of Payment of shareholders of Buyer dated August 31, 2006

99.1	Press release issued by Intelligent Systems Corporation on September 6, 2006

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